Exhibit 10(a)117


                      FIRST AMENDMENT TO AND ASSIGNMENT OF
                         DEFERRED COMPENSATION AGREEMENT

     THIS FIRST AMENDMENT TO AND ASSIGMENT OF DEFERRED COMPENSATION AGREEMENT ("Amendment") made and entered into by and between The Southern Company ("Southern"), Southern Company Services, Inc. (the "Company"), Georgia Power Company ("GPC") and Allen L. Leverett ("Mr. Leverett"), effective as of the 25th day of May, 2002.

                              W I T N E S S E T H:
                               - - - - - - - - - -

     WHEREAS, The Southern Company, the Company and Mr. Leverett entered into that certain Deferred Compensation Agreement (the "Agreement") effective March 1, 2001;

     WHEREAS, the employment of Mr. Leverett has been transferred to GPC;

     WHEREAS, the parties wish to amend and assign the Agreement in connection with such transfer of employment;

     NOW, THEREFORE, in consideration of the premises, and the agreements of the parties set forth in this Amendment, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

                  1. Pursuant to Section 15 of the Agreement, the Company assigns the Agreement to GPC and GPC shall be the Company under the Agreement for all purposes thereunder.
                  2. Pursuant to Section 15 of the Agreement, the profitability goals are amended as set forth on Exhibit A hereof to reflect Mr. Leverett's position with GPC.


     IN WITNESS WHEREOF, this First Amendment to and Assignment of Deferred Compensation Agreement has been executed by the parties, this ___ day of _____________, 2002.

                                   THE SOUTHERN COMPANY


                          By:      ______________________________



                                   SOUTHERN COMPANY SERVICES, INC.


                          By:
                                   --------------------------------------------


                                   GEORGIA POWER COMPANY


                          By:      ______________________________




                                   MR. LEVERETT


                                   ------------------------------
                                   Allen L. Leverett



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                                    Exhibit A
                         Deferred Compensation Agreement
                         Schedule of Profitability Goals
                             For Performance Period


         The Southern Company shall earn its Earnings Per Share Goal and Georgia Power Company shall meet its annual commitment to Southern Company for each of the calendar years in the Performance Period. Achievement of the goal shall be assessed annually by the Chief Financial Officer of The Southern Company and documented in Exhibit B.






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                                    Exhibit B
                         Deferred Compensation Agreement
                   Annual Documentation of Profitability Goals
                             For Performance Period